UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2024

Ventas, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10989	61-1055020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 483-6827

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Ventas, Inc. (the “Company”) was held on May 14, 2024. Represented at the Annual Meeting were 371,713,165 shares, or 91.99%, of the Company’s 404,048,823 shares of common stock outstanding and entitled to vote at the Annual Meeting.
Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 2, 2024 (the “Proxy Statement”). The vote required for approval of Proposal 1 is based on a majority of votes cast, while the vote required for Proposals 2 and 3 is based on a majority of shares present (in person or by proxy) and entitled to vote. Abstentions have no effect on Proposal 1 and are counted as “against” on Proposals 2 and 3. Pursuant to the rules of the New York Stock Exchange governing brokers’ discretionary authority, brokers did not have the authority to vote on Proposals 1 and 2 without the beneficial owner’s instruction.
Proposal 1:    To elect the 12 director nominees named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders

Nominees of the Company:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Melody C. Barnes	303,206,734	48,132,383	172,881	20,201,167
Theodore R. Bigman	350,940,288	388,172	183,538	20,201,167
Debra A. Cafaro	290,121,323	43,988,804	17,401,871	20,201,167
Michael J. Embler	349,312,517	2,017,395	182,086	20,201,167
Matthew J. Lustig	324,030,216	27,297,008	184,774	20,201,167
Roxanne M. Martino	320,628,100	30,708,614	175,284	20,201,167
Marguerite M. Nader	322,152,836	29,178,491	180,671	20,201,167
Sean P. Nolan	319,969,813	31,358,185	184,000	20,201,167
Walter C. Rakowich	306,514,279	44,818,591	179,128	20,201,167
Joe V. Rodriguez, Jr.	349,321,392	1,951,135	239,471	20,201,167
Sumit Roy	349,288,018	2,039,099	184,881	20,201,167
Maurice S. Smith	348,484,194	2,845,147	182,657	20,201,167

Proposal 2:    To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
303,392,308	47,690,123	429,567	20,201,167

Proposal 3:    To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
368,093,450	3,395,684	224,031	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

Date: May 16, 2024	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel, Ethics & Compliance Officer and Corporate Secretary